CareView Communications, Inc. 8-K

Exhibit 10.42

ALLONGE NO. 3 TO SENIOR SECURED CONVERTIBLE NOTES

(issued February 17, 2015)

June 30, 2022

This Allonge No. 3 to Senior Secured Convertible Notes (this “Allonge”), effective as of the date first written above, is entered into as of July 12, 2022, shall be affixed to each of those certain Senior Secured Convertible Notes dated February 17, 2015 (as amended by Allonge No. 1 to Senior Secured Convertible Notes dated June 26, 2015 and Allonge No. 2 to Senior Secured Convertible Notes dated July 10, 2018, the “Notes” and each, a “Note”), issued in the original aggregate principal amount of $6,000,000, made by CareView Communications, Inc., a Nevada corporation (the “Company”), and payable to the order of the Holders specified therein and party hereto (each, a “Holder”), and shall become a permanent part thereof and shall amend each such Note as provided herein.

1.            Amendment to Interest Rate. Section 2(b) of the Note is hereby amended to add the following sentence at the end thereof:

“Notwithstanding the foregoing, no Interest shall accrue on this Note from and after January 1, 2022.”

2.            No Further Amendments; Authorization to Affix to Note. Except as specifically amended hereby, the Note shall remain in full force and effect. The Company hereby authorizes each Holder to affix this Allonge to its Note and it shall for all purposes henceforth be part of the Note.

[Signature page follows]

IN WITNESS WHEREOF, the Company has caused this Allonge to be executed by its officer thereunto duly authorized, as of the date first above written.

COMPANY:

CAREVIEW COMMUNICATIONS, INC.,
a Nevada corporation

By:	/s/ Steven Johnson
Name: Steven Johnson
Title: Chief Executive Officer

AGREED AND ACCEPTED:

HEALTHCOR PARTNERS FUND, L.P.

By:	HealthCor Partners Management L.P., as Manager
By:	HealthCor Partners Management, G.P., LLC, as General Partner

By:	/s/ Jeffrey Lightcap
Name:	Jeffrey Lightcap
Name:	Senior Managing Director

/s/ Allen Wheeler
Allen Wheeler

/s/ Steven Johnson
Steven Johnson

/s/ James R. Higgins
Dr. James R. Higgins

[Signature Page to Allonge No. 3 to CareView Communications, Inc. Secured Convertible Notes issued February 17, 2015]

Raymond James & Assoc. Inc., not in its corporate capacity but solely as Custodian of the Individual Retirement Account of Sandra K. McRee. Further, all representations, warranties and covenants (including indemnities) set forth herein are being made by Sandra K. McRee, not Raymond James & Assoc. Inc.

By:	/s/ Sandra McRee
Name: Sandra McRee
Title: Custodian

/s/ Sandra K. McRee
Sandra K. McRee

[Signature Page to Allonge No. 3 to CareView Communications, Inc. Secured Convertible Notes issued February 17, 2015]

/s/ Stephen Berkley
Stephen Berkley

/s/ Alexandra Berkley
Alexandra Berkley

/s/ Steven B. Epstein
Steven B. Epstein

/s/ Deborah L. Epstein
Deborah L. Epstein

/s/ Jason Peter Epstein
Jason Peter Epstein

/s/ Gregory Harris Epstein
Gregory Harris Epstein

/s/ David Epstein
David Epstein

[Signature Page to Allonge No. 3 to CareView Communications, Inc. Secured Convertible Notes issued February 17, 2015]

/s/ Juliann Martin
Juliann Martin

/s/ Jason Thompson
Jason Thompson

Thompson Family Investments, LLC

By:	/s/ Jason Thompson
Name: Jason Thompson
Title: Manager

[Signature Page to Allonge No. 3 to CareView Communications, Inc. Secured Convertible Notes issued February 17, 2015]

/s/ Irwin Leiber
Irwin Leiber

/s/ Joseph P. Healey
Joseph P. Healey

/s/ Arthur B. Cohen
Arthur B. Cohen

SJ2, LLC

By:	/s/ Michael Mashaal
Name: Michael Mashaal
Title: Manager

The Joseph P. Healey 2011 Family Trust

By:	/s/ Frank Marzano
Name: Frank Marzano
Title: Trustee

[Signature Page to Allonge No. 3 to CareView Communications, Inc. Secured Convertible Notes issued February 17, 2015]

PENSCO TRUST COMPANY LLC, not in its corporate capacity but solely as Custodian of the Individual Retirement Account of Jeffrey C. Lightcap

By:	/s/ Breanda Malonson
Name: Breanda Malonson
Title: Authorized Signatory

/s/ Bradford C. Lightcap
Bradford C. Lightcap

/s/ Brian R. Lightcap
Brian R. Lightcap

/s/ Megan M. Lightcap
Megan M. Lightcap

[Signature Page to Allonge No. 3 to CareView Communications, Inc. Secured Convertible Notes issued February 17, 2015]